THIS SUPPLEMENT SUPERSEDES AND REPLACES THE SUPPLEMENT DATED JANUARY 9, 2014

Munder Mid-Cap Core Growth Fund

Class A, B, C, K, R, R6 and Y Shares

Supplement Dated January 10, 2014

to Prospectus (including Summary Prospectus) Dated October 29, 2013

Change in Portfolio Management Team

Investors are advised that Geoffrey A. Wilson retired from Munder Capital Management (MCM) effective December 31, 2013, and is no longer a member of the Fund’s portfolio management team.  Accordingly, all references to Mr. Wilson are hereby deleted from the prospectus.

Sean D. Wright has joined the Fund’s portfolio management team as of January 1, 2014.  Accordingly, the following disclosure is hereby added to the section under the heading “Management” on page 4 of the Prospectus:

•                  Sean D. Wright, Equity Analyst of MCM, has been a member of the Fund’s portfolio management team since 2014.

The following disclosure is hereby added to the section under the heading “Management of the Fund — Portfolio Management Team” on page 14 of the Prospectus:

Sean D. Wright, Equity Analyst, joined MCM in 2010 and has been a member of the Fund’s portfolio management team since 2014.  Mr. Wright has analyzed equity securities for MCM’s mid-capitalization core growth, mid-cap growth and small-cap/mid-cap blend equity strategies since 2013. He assists with portfolio strategy, sector analysis, stock selection, and the monitoring of companies owned in the portfolio. Before becoming an equity analyst, Mr. Wright served as an intern with MCM, performing individual stock research and portfolio analytics work for the mid-capitalization core growth and large-capitalization growth strategies, as well as analyzing trade strategies for the equity trading desk and constructing marketing materials. Prior to joining MCM, he interned for RFC Financial Planners in Ann Arbor, Michigan, where he worked on various tasks related to portfolio management, asset allocation, and client relationship management.

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